GINTEL FUND





















ANNUAL REPORT TO SHAREHOLDERS
DECEMBER 31, 2002













GINTEL FUND Summary of Investment Results

The investment objective is to achieve capital appreciation through investing in equities. The minimum initial investment in Gintel Fund is $5,000, except for IRA accounts where the minimum initial purchase is $2,000. There is no minimum on additional investments.

                         Summary of Investment Results

                        Gintel           S&P            Russell
                         Fund*           500**           2000**

2002                   -23.93%          -22.15%         -20.48%
2001                   -17.45%          -11.91%          +2.49%
2000                   -34.35%           -9.15%          -3.02%
1999                   +81.52%          +21.03%         +21.26%
1998                   -10.95%          +28.57%          -2.55%
1997                   +29.22%          +33.34%         +22.36%

Average Annual Total Rate of Return

1-Year                 -23.93%          -22.15%         -20.48%
5-Year                  -7.80%           -0.62%          -1.36%
10-Year                 +2.34%           +9.32%          +7.15%

*Investment results are net of expenses, with dividends and capital gains reinvested. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. You cannot invest directly in an index.

Past results offer no assurance as to future performance. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. This Annual Report must be preceded or accompanied by a current prospectus.

January 27, 2003

Dear Shareholders:

Gintel Fund's net asset value per share declined 23.9% in 2002. During the same period most of the major market indices sustained steep declines as well, with the Dow Jones Industrial Average, S&P 500, Russell 2000, and NASDAQ Composite falling by 15.1%, 22.2%, 20.5%, and 31.5%, respectively, with dividends reinvested. By year-end our cash position, virtually all in U.S. Treasury Bills, had grown to 84% of the Fund's investment assets. This was a reflection of our concern with preservation of capital in the face of a weak economic recovery and skittish stock market behavior. There was no dividend distribution for 2002.

Despite the high cash position that we maintained throughout 2002, nearly 75% of the decline in the Fund's assets stemmed from our losses in Conseco. We were wrong about this investment and sold off our holdings during the summer. In a more favorable economic environment Conseco might have emerged from a corporate restructuring in much stronger shape. During 2002 we cleared the portfolio of many investments, some of which made reasonable gains but did not live up to our longer-term objectives. We ended the year with eight investment positions, accounting for only 16.0% of the total portfolio, and during the first month of 2003 eliminated five of them.

We have begun to restructure the portfolio to better fit our near- to intermediate-term investment outlook. New investment positions have been initiated in the following stocks since year-end and in relatively even amounts:
Alliance Capital Management, American Express, Colgate Palmolive, Dow Chemical, Exxon Mobil, J P Morgan Chase, KLA Tencor, Laboratory Corporation of America, Pall Corporation, Pfizer, Pitney Bowes, Southtrust, Sun Microsystems, Texas Instruments, and Walgreen. We expect to add to some of these holdings and will continue to seek out additional investment opportunities in areas such as technology and biotechnology when they arise. Our current equity exposure has increased to about 25% of the total portfolio.

The year 2002 marked the first time in sixty years that the stock market indices were down three years in a row. Although the New Year started out on a promising note, the persistence of economic problems and uncertainty about international events have hindered the market's recovery. Another year in negative territory would match the 1929-1933 era, a period of even greater equity capital destruction. The economic and stock market outlook discussed at great length in our September Report to Shareholders has not materially changed, but a brief follow-up would be in order.

Unlike normal recoveries from most recessions, post-bubble economies suffer from more severe and longer-lasting economic and stock market setbacks. Given the sub-par economic growth we experienced in 2002 and expect in 2003, it will take the U.S. corporate sector considerable time to restructure and strengthen its balance sheets. More problematic is the consumer sector, which has driven virtually all economic growth in recent years. We fear that the major source of cash for consumers - home refinancings - will begin to disappear in 2003 if interest rates rise and as banks and lending institutions tighten their refinancing reins in view of weak unemployment trends, high consumer debt levels, and rising mortgage delinquencies. A matter of additional concern with respect to the ability of the consumer sector to fuel any recovery is the erosion of consumer balance sheets resulting from record levels of consumer debt, low savings rates, and a declining stock market.

There are three major ways for the U.S. economy to emerge from a recession and return to more normal growth rates: 1) by large increases in consumer spending in areas such as housing and automobiles. During the past few years, however, the consumer's appetite for autos and housing has been largely sated as a result of low interest rates on home loans and 0% financing on automobiles. 2) by major increases in corporate capital spending on new plant and equipment. With U.S. industrial capacity utilization only in the mid-70% range, and significantly lower in areas such as telecommunications and technology, there is little reason for companies to consider anything but maintenance capital spending until at least 2004. 3) by increased Federal government spending. Although there is real hope that this sector will pick up dramatically in 2003/2004, it will most probably expand in areas such as defense spending and financial aid to states, neither of which will improve productivity and will only serve to increase the U.S. deficit significantly.

The recent Bush administration proposal for further major tax relief, the centerpiece of which is the elimination of taxes on dividends in specific cases, does not appear to offer much near-term stimulus to the economy. Although elimination of double taxation on dividends would be positive longer-term, it could create major problems for the municipal bond market, which is such an important low-cost financing vehicle for state governments. Unless a major government fiscal stimulus program is introduced as quickly as possible, including, perhaps, other tax reforms and/or increased government spending for programs at the state level, a return to more normal economic growth by late 2003 seems unlikely.

Our conclusion is that we expect very modest U.S. economic growth in 2003 and only single-digit corporate earnings growth. Nevertheless, we feel the U.S. economy is beginning to recover, which makes us more optimistic about 2004 and beyond. Consequently, we are beginning to invest in solid, financially strong companies that are leaders in their respective fields and are reasonably priced. While we are becoming more bullish on a longer-term basis and believe new investment opportunities will continue to unfold this year, the inherent risks associated with a fragile economy and potentially dangerous outside geopolitical events lead us to remain conservative on a near-term basis.

Sincerely,

Edward F. Carroll
Investment Manager

GINTEL FUND Statement of Net Assets                               As of December 31, 2002

Number of                                                          Cost **         Market
Shares                                                                              Value



Common Stocks
                        Technology-Related (12.12%)
                        ------------------------------
475,000 *               CheckFree Corp.                         $ 6,824,991     $ 7,600,475

                        Energy (1.68%)
                        ------------------------------
 10,000                 Anadarko Petroleum Corporation              575,932         479,000
  5,000                 ChevronTexaco Corporation                   448,660         332,400
  5,000                 ConocoPhillips                              303,700         241,950

                        Entertainment (1.29%)
                        ------------------------------
200,000 * f             Imax Corporation                            838,958         808,000

                        Financial Institutions (0.62%)
                        ------------------------------
 40,000 *               Net.B@nk, Inc.                              309,731         387,200

                        Medical Instruments (0.26%)
                        ------------------------------
555,000 *               Milestone Scientific Inc.                   590,520         166,500

                        Biotechnology (0.05%)
                        ------------------------------
 15,000 *               Thermogenesis Corp.                          45,677          30,750

                        Imputed Brokerage Commission on
                        ------------------------------
                        Securities Owned                             29,000

________________________________________________________________________________________________
                        Total Common Stocks (16.02%)              9,967,169      10,046,275
________________________________________________________________________________________________


See notes to the financial statements.

GINTEL FUND Statement of Net Assets (continued)                   As of December 31, 2002

Principal                                                          Cost **         Market
Amount                                                                              Value


                        Short-Term Obligations

$1,787,000              GE Capital Corp. Commercial Paper
                        1.180077%, due 01/02/03                   1,787,000       1,787,000

$10,000,000             U.S. Treasury Bill, due 01/02/03          9,999,697       9,999,697

$18,015,000             U.S. Treasury Bill, due 01/09/03         18,010,676      18,010,676

$13,012,000             U.S. Treasury Bill, due 01/16/03         13,005,928      13,005,928

$10,008,000             U.S. Treasury Bill, due 01/23/03         10,001,823      10,001,823
________________________________________________________________________________________________
                        Total Short-Term Obligations (84.22%)    52,805,124      52,805,124
________________________________________________________________________________________________
                        Total Investments (100.24%)             $62,772,293      62,851,399
                                                                ===========
                        Liabilities in Excess of Other Assets (-0.24%)            ($151,526)
________________________________________________________________________________________________

                        Net Assets Applicable to Outstanding Shares (100.00%)   $62,699,873
================================================================================================
                        Net Asset Value Per Share -- based on 7,332,607 shares
                        of beneficial interest (offering and redemption price)        $8.55
================================================================================================

*    Non-income producing investments.
**   Cost basis for federal income tax purposes.
f    Foreign.

See notes to the financial statements.

GINTEL FUND Statement of Operations               Year Ended December 31, 2002

Investment Income:
   Interest income                                            $1,259,245
   Dividend income                                                52,221
   Miscellaneous income                                           22,860
                                                           ________________
   Total investment income                                     1,334,326

Expenses:
   Administrative expense                 592,814
   Investment advisory fees               819,080
   Other expenses                         122,249

   Total Expenses                                              1,534,143
                                                           ________________

Net investment (loss)                                           (199,817)

Net realized (loss) on investments    (47,382,017)
Net increase in unrealized
appreciation of investments            24,308,203
Net (loss) on investments                                    (23,073,814)
                                                           ________________
Net (decrease) in net assets resulting from operations      $(23,273,631)
                                                          =================

See notes to the financial statements.


GINTEL FUND Statement of Changes in Net Assets

                                                                               Year Ended                 Year Ended
                                                                        December 31, 2002          December 31, 2001
                                                                        _________________          __________________
Operations:
   Net investment (loss)                                                  $  (199,817)              $  (174,701)
   Net realized (loss) on investments                                     (47,382,017)               (4,887,867)
   Net increase (decrease) in unrealized appreciation of investments       24,308,203               (17,120,051)
                                                                        _________________          __________________
Net (decrease) from operations                                            (23,273,631)              (22,182,619)

   Distributions to Shareholders:
   Net investment income                                                      --                       (316,316)
   Net realized gain (loss) on investments                                    --                          --
                                                                        _________________          __________________
Net (decrease) from distributions to shareholders                             --                       (316,316)

   Capital Share Transactions:
   Proceeds from shares issued                                              1,238,318                 7,391,933
   Reinvestment of dividends                                                  --                        289,736
   Cost of shares repurchased                                             (16,150,648)              (14,739,758)
                                                                        _________________          __________________
   Net (decrease) from capital share transactions                         (14,912,330)               (7,058,089)

Total (decrease) in net assets                                            (38,185,961)              (29,557,024)
Net assets - beginning of period                                          100,885,834               130,442,858
                                                                        _________________          __________________

Net assets - end of period                                                $62,699,873              $100,885,834
                                                                        =================          ==================

Net Assets Consist of:
   Capital stock                                                         $ 116,258,923             $ 131,171,254
   Undistributed net investment (loss)                                     (1,587,919)               (1,388,103)
   Undistributed net realized (loss)
    from security transactions                                            (52,079,238)               (4,815,721)

   Unrealized appreciation (depreciation) on investments                      108,107               (24,081,596)
                                                                        _________________          __________________
                                                                         $ 62,699,873             $ 100,885,834
                                                                        =================          ==================

See notes to the financial statements.

GINTEL FUND Financial Highlights                                            Year Ended December 31,
(Per Share Income and Capital Changes)

                                                     2002      2001      2000      1999      1998
______________________________________________________________________________________________________________
Net Asset Value
Beginning of Year                                  $11.24     $13.65    $29.37    $16.18     $21.78

Income (Loss) from
        Investment operations
                Net investment income (loss)        (0.02)     (0.03)     0.03     (0.09)      0.12
                Net realized and unrealized
                Gain (loss) on securities           (2.67)     (2.35)    (7.37)    13.28      (2.71)
_______________________________________________________________________________________________________________
Total from Investment Income (Loss)                 (2.69)     (2.38)    (7.34)    13.19      (2.59)
_______________________________________________________________________________________________________________

Less: Distributions
                Net investment income                 --       (0.03)      --       --        (0.11)
                Capital gains                         --         --     (8.38)      --        (2.90)
_______________________________________________________________________________________________________________
Total Distributions                                   --       (0.03)   (8.38)      --        (3.01)
_______________________________________________________________________________________________________________

Net Asset Value, End of Period                      $8.55     $11.24   $13.65     $29.37     $16.18
===============================================================================================================
Total Return                                       -23.9%     -17.5%   -34.4%      81.5%     -11.0%
_______________________________________________________________________________________________________________

Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                    $62,700   $100,886 $130,443   $221,677   $144,419
Ratio of operating expenses to
     average net assets                              1.9%       2.0%     1.9%       1.9%       1.7%
Ratio of net investment income (loss)
   to average net assets                            (0.2%)     (0.1%)   (0.6%)     (0.5%)      0.6%
Portfolio turnover rate                             39.60      32.1%    62.6%      95.3%      61.4%

See notes to the financial statements.

GINTEL FUND Notes to the Financial Statements                  December 31, 2002

(NOTE A) - ORGANIZATION:

The Gintel Fund (the "Fund") is a Massachusetts business trust formed under the laws of the Commonwealth of Massachusetts with authority to issue an unlimited number of shares of beneficial interest.

(NOTE B) - SIGNIFICANT ACCOUNTING POLICIES:

1.   Security Valuation:
Investments in securities are valued at the last reported sales price on the last business day of the period, or in the absence of a recorded sale, at the mean of the closing bid and asked price on that date. Short-term investments are valued at cost which approximates market value.

2.   Federal Income Taxes:
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and long-term gains to its shareholders. Therefore, only a nominal Federal income tax provision is required. At December 31, 2002, the Fund had a capital loss carryforward of approximately $52,270,000, expiring in 2009 and 2010.

3.   Other:
As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized gain or loss on security transactions is determined on the basis of first-in, first-out or specific identification.

4.   Use of Estimates:
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

(NOTE C) - INVESTMENT ADVISORY AGREEMENT:

The Fund's Investment Advisory Agreement with Gintel Asset Management, Inc., a related party, provides for the annual fee of 1% based on the daily value of the Fund's net assets. Liabilities in excess of other assets in the Statement of Net Assets include approximately $54,000 payable to Gintel Asset Management, Inc. at December 31, 2002.

GINTEL FUND Notes to the Financial Statements (continued)      December 31, 2002

(NOTE D) - ADMINISTRATIVE SERVICES AGREEMENT:

The Fund's Administrative Services Agreement provides that in consideration for the services provided by Gintel & Co., the Fund's Distributor and a related party, and the payment by the Distributor of substantially all of the Fund's expenses, including but not limited to brokerage commissions and operating expenses (but excluding the Investment Advisor's fees, the fees paid to non-interested Trustees, certain transaction costs, interest, taxes and extraordinary expenses), the Distributor would receive an Administrative Services Fee. The Distributor receives a fee of 1.25% of the first $50 million of the average daily net assets of the Fund, 1.125% of the next $50 million of the average daily net assets and 1.0% of the average daily net assets in excess of $100 million. Liabilities in excess of other assets in the Statement of Net Assets include approximately $66,000 payable to Gintel & Co. at December 31, 2002.

(NOTE E) - IMPUTED COMMISSIONS:

The Fund provides for imputed brokerage commissions to be extracted from the Administrative Services Fee and to be applied to the cost of securities sold and held. For the year ended December 31, 2002, the Fund estimated imputed brokerage commissions to be $391,000, which decreased administrative expense, and thereby decreased net investment loss by $391,000, increased unrealized appreciation by $220,000, and increased realized losses by $611,000.

(NOTE F) - OTHER MATTERS:

1.   Investments:

Unrealized appreciation at December 31, 2002                      $977,917
Unrealized depreciation at December 31, 2002                      (869,810)
Imputed commissions on securities owned                            (29,000)
                                                              _____________
                                                                   $79,107


                                                                Year Ended
                                                         December 31, 2002
                                                         _________________
Purchases of securities other than
short-term investments                                          $9,899,459
Sales of securities other than short-term investments          $12,706,734

GINTEL FUND Notes to the Financial Statements (continued)     December 31, 2002

2.   Capital Stock (in shares):

                                            Year Ended            Year Ended
                                     December 31, 2002     December 31, 2001
                                    __________________    ___________________

Shares issued                            143,733               477,761
Shares reinvested                              0                21,933
Shares repurchased                    (1,789,644)           (1,078,905)
                                    __________________    ___________________
Net (decrease)                        (1,645,911)             (579,211)
                                    ==================    ===================

3.   Other:

Gintel Asset Management, Inc. and certain of its affiliates entered into agreements with the Securities and Exchange Commission to settle an administrative proceeding instituted by the Commission, pursuant to which the Fund received a payment of approximately $400,000, including approximately $106,000 of interest on the settlement.

REPORT OF INDEPENDENT AUDITORS

Board of Trustees and Shareholders
Gintel Fund
Greenwich, Connecticut

We have audited the statement of net assets of the Gintel Fund as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights enumerated above present fairly, in all material respects, the financial position of Gintel Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Eisner, LLP

New York, New York
January 23, 2003


GINTEL FUND Trustees and Officers

                                                                                      # OF
                           POSITION(S)                 LENGTH      PRINCIPAL           PORTFOLIOS      OTHER
                           HELD WITH     TERM OF       OF TIME     OCCUPATION DURING   IN FUND         DIRECTORSHIPS
NAME, ADDRESS AND AGE      THE TRUST     OFFICE        SERVED      PAST FIVE YEARS     COMPLEX         HELD BY TRUSTEE
========================================================================================================================
Thomas H. Lenagh (83)      Trustee       Indefinite    22 years    Financial Consultant   1            Director, Adams
13 Allen's Corner Road                   term,                                                         Express Co.,
Flemington, NJ 08822                     subject to                                                    Petroleum &
                                         annual                                                        Resources, Inc.,
                                         approval by                                                   ICN International,
                                         Board.                                                        Inc., Cornerstone
                                                                                                       Group, and
                                                                                                       Inrad
                                                                                                       Corporation

Francis J. Palamara (76)   Trustee       Indefinite    22 Year     Business Consultant    1            Director, Gelnmede
3110 E. Maryland Avenue                  term,                                                         Funds
Phoenix, AZ 85064                        subject to
                                         annual
                                         approval by
                                         Board.


Russel R. Taylor (84)      Trustee       Indenfinite   17 Years    Assocuiate Professor   1            None
31 Indian Point Lane                     term,                     of Management and
Riverside, CT 06878                      subject to                Marketing, Director of
                                         annual                    H.W. Taylor Institute
                                         approval by               of Entrepreneurial
                                         Board.                    Studies, Collge of
                                                                   New Rochelle

GINTEL FUND Trustees and Officers(continued)

                                                                                      # OF
                           POSITION(S)                 LENGTH      PRINCIPAL           PORTFOLIOS      OTHER
                           HELD WITH     TERM OF       OF TIME     OCCUPATION DURING   IN FUND         DIRECTORSHIPS
NAME, ADDRESS AND AGE      THE TRUST     OFFICE        SERVED      PAST FIVE YEARS     COMPLEX         HELD BY TRUSTEE
========================================================================================================================
Stephen G. Stavrides (55)* Trustee,      Indefinite    11 Years    Directors, President  1             None
Gintel Asset               President     term.**                   and Treasurer of
Management, Inc.           and                                     Gintel Asset
6 Greenwich Office Park    Treasurer                               Management, Inc.;
Greenwich, CT 06831                                                President and Chief
                                                                   Operating Officer of
                                                                   Gintel & Co., LLC.



* Interested person as defined in the 1940 Act.
** Indefinite term until age 70, then subject to annual approval by Board.

The Fund's Statement of Additional Information includes additional information about the Fund's officers and trustees and is available, without charge, upon request by calling 1-800-344-3092.

      INVESTMENT ADVISOR                           GINTEL GROUP
  Gintel Asset Management, Inc.             U.S. Bancorp Fund Services, LLC
    6 Greenwich Office Park                        P.O. Box 701
   Greenwich, CT 06831-5197                    Milwaukee, WI 53201-0701
        203-622-6400                                800-344-3092